22
Aleris
1Q 2006 Financial Summary (1) (2)
($M)
(3)
36.8% effective tax rate
Exceeded Unusually Strong 1Q 2005
Exceeded Unusually Strong 1Q 2005
(1)
See text on Slide 26 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger.
(2)
See text on Slide 27 for information concerning our calculations excluding special items.
2005 2006
Sales $645.0 $847.5
EBITDA $56.5 $74.7
EBITDA excluding special items $68.5 $76.7
Net Income $29.1 $28.2
EPS $0.94 $0.89
Adjusted EPS
(3)
$0.92 $0.93
Exhibit 99.1